Exhibit 10.10

编号：QC-XT-2010-009
Contract No.: QC-XT-2010-009

系统开发服务合同
System Development Service Contract

甲方：葫芦岛七彩蓝莎建筑装饰工程有限公司
Party A: Huludao Qicailansha Building Decoration Engineering LLC
乙方：山西省长治县红山煤炭有限公司
Party B: Hongshan Coal Co., Ltd of Changzhi County, Shanxi

鉴于甲方具有系统开发的专业技能，乙方同意授权甲方对其需要的   井下通信联络系统（以下简称“系统”）进行系统开发工作，根据《中华人民共和国合同法》及其相关法律法规的规定，双方经友好协商，达成如下合同条款，以兹遵守：
In light of the professional skills of system development of Party A, Party B agrees to authorize Party A to carry on system development of the underground  communication system ( “system”) required by Party B. According to the provisions of Contract Law of the People’s Republic of China and relevant laws and regulations, both parties reach the contract terms through friendly consultation to comply with as follows:

一、  系统开发服务内容
       Content of System Development Service
甲方经乙方授权，对井下通信联络系统进行系统开发、系统设计、调试、试运行等工作。

Party A, authorized by Party B, carries on work such as system development, system design, adjustment, and test run of the underground communication system.
二、  系统开发费用及支付

       System Development Expenses and Payment
1、开发费用：
   Development Expenses:
系统开发总费用共计人民币800,000元（系统各部分详细价格见附件一）。在本合同执行过程中，若乙方对系统的要求发生改变，或因乙方在验收过程中的单方原因导致合同费用发生改变的，开发费用以改变后的费用总额为准。
The system development expenses total RMB 800,000 Yuan (see Enclosure I for detail prices of each item of the system). During the implementation process of this contract, if the requirements on the system of Party B are changed, or the contract expenses are changed unilaterally due to Party B during the acceptance process, the development expenses are subject to the total expenses after change.
2、费用支付：
   Payment:
（1）  合同签订后5日内，乙方向甲方支付预付款人民币240,000；
Party B advances RMB 240,000 to Party A within 5 days after the contract date;
（2）  2011年3月18日至2011年3月24日，乙方向甲方支付人民币520,000元；
     From March 18th, 2011 to March 24th, 2011, Party B pays RMB 520,000 to Party A;
（3）  系统开发完毕并经验收合格后2个月内，乙方向甲方支付剩余的40,000元系统开发费用。
     Party B pays the remaining RMB 40,000 system development expenses to Party A, within 2 months after the completion and acceptance of the system development.

3、银行账号
   Bank account number
开户行：盛京银行葫芦岛分行营业部
Bank of deposit: Huludao Branch, Shengjing Bank账户名：葫芦岛七彩蓝莎建筑装饰工程有限公司
Account name: Huludao Qicai Lansha Architectural Decoration Project Co., Ltd账  号：0701000140300000076
Account No.: 0701000140300000076
三、  系统的承接、开发及验收
       Undertaking, Development and Acceptance of System
（一）  承接
Undertaking
甲乙双方协商确定签订此系统开发合同之后，甲方即正式承接该系统开发工作。
After the two parties determine by consultation to sign the system development contract, Party A shall undertake the development effort of this system formally.
（二）  开发
   Development
1、开发时间：以签字日为起算日期，同时，甲方保证在2011年3月18日之前完成系统开发设计工作。
   Development date: The development date starts from the date of signature. Meanwhile, Party A ensures to complete the system development and design work before March 18th, 2011.

2、开发标准：
   Development standard:
A    甲方保证系统开发效果符合乙方要求；
   Party A ensures that the system development results are consistent with the requirements of Party B;
B     甲方必须以提供系统功能的方式，让乙方进行验收工作；
    Party A shall make Party B carry on the acceptance by providing system functions;
C     甲方保证合同约定的系统各模块的相关文档的编写符合乙方要求。
   Party A ensures that the compiling of relevant documents of each module of the contractual system is subject to the requirements of Party B.
（三）  验收
   Acceptance
1、系统验收之日甲方向乙方提交《系统开发说明书》；
   Party A shall submit System Development Specification to Party B on the acceptance date of the system;
2、乙方验收系统后，同时反馈信息，在验收后3个工作日内向甲方提供《系统验收单》；
   Party B shall offer feedback information after the system acceptance, and submit Acceptance Certificate of System to Party A within 3 days after acceptance;
3、系统的最终验收工作完成后，经双方确认后作为合同验收阶段完成的证明。
   After the final acceptance of the system finishes, through the recognition of both parties, the Acceptance Certificate of System is deemed as the completion certification of the contract acceptance process.

四、  知识产权及保密条款

Intellectual Property and Confidential Clauses
1、在本合同履行完毕后，该系统的所有知识产权均归乙方所有，但甲方拥有该系统的使用权。
   After the completion of contract performance, the ownership of all intellectual properties of the system is subject to Party B, while Party A has the right to use this system.
2、甲方保证对根据乙方需求开发设计的系统的相关技术资料进行保密工作，不以任何方式（包括但不限于：复印、保留等方式）向第三人披露、泄露技术资料。
   Party A ensures to keep confidential any relevant technical material of the system developed and designed according to the requirements of Party B, without disclosure or leakage to any third party through any approach ( including but not limited to: copy, retaining, etc.)
五、  责任与风险

Responsibilities and Risks
1、乙方应当配合甲方工作，对于所开发设计的系统模块提供技术支持和咨询服务。为甲方提供开发系统所需的材料，并保证材料完整、图片清晰、文字材料应为电子文档；
   Party B shall cooperate with Party A by providing technical support and consulting services on the developed and designed system modules. Party B shall provide Party A with the materials required in the system development, and ensure that the materials are complete, the photographs are clear, and the written materials are in electric form;
2、乙方应当安排一名负责人与甲方保持联络；
   Party B shall arrange a representative to keep contract with Party A;
3、乙方负责提供系统试验场地和力所能及的有利于系统开发的支持；
   Party B is responsible to provide the system test site and support the system development as much as possible;

4、乙方协助甲方进行调研、系统设计和系统调测工作。
   Party B assists Party A to carry on the research, design and test of the system.
六、  问题协商与解决

       Consultations and Resolutions
1、在系统开发过程中双方应在友好合作的前提下，对可能或已发生的问题进行协商与解决，保证系统开发的顺利进行；
   During the system development process, both parties shall consult and resolve the problems that may happen or have happened on the basis of friendly cooperation, in order to ensure the system development works normally;
2、系统开发完毕后，甲方书面提出验收申请，乙方接到验收申请后一周内应安排验收，并给出验收日程安排的书面答复。因乙方未及时组织验收而造成的项目延误，由此给甲方造成的损失由乙方承担责任；
   After the system development finishes, Party A shall apply for acceptance in written form. Party B shall arrange for acceptance within one week after receiving the acceptance application, and reply on the acceptance schedule in written form. If project delay occurs because Party B doesn’t timely organize the acceptance, Party B shall undertake the loss to Party A caused thereby;
3、若乙方提出功能的添加与调整，双方应本着友好合作的精神进行协商，认定其工作量。对于一般性的工作量增加（不超过总工作量的10%），甲方免费进行修改和调整；若工作量增加确实较大，甲乙双方应通过协商对开发费用和项目进度安排进行调整，同时签订相应的补充协议。
   If Party B proposes to add and adjust functions, both parties shall recognize the workload through consultation based on friendly cooperation. For general additional workload ( no more than 10% of the total amount of work), Party A shall  provide modifications and adjustments free of charge; if the additional workload is deemed as large, both parties shall adjust the development expenses and project progress through consultation, and sign correspondent supplementary agreements.

七、  违约责任

       Responsibility of Default
    1、因乙方原因导致系统开发工作停止，双方应根据项目的实际完成情况结算费用，乙方应当同时支付本合同价款10%的违约金；
       If the system development suspends due to Party B, both parties shall complete closing fees according to the actual project performance, and Party B shall undertake 10% of the contract payment as penalty;
2、乙方未按照约定付款，每逾期一日，支付应付合同价款千分之一的违约金；
   If Party B doesn’t pay by appointment, it shall undertake one thousandth of the contract payment as penalty for each day’s delay;
3、因甲方原因未能在约定的时间内完成系统开发工作，每延误一日，支付应付合同价款的千分之一违约金。因乙方原因导致在规定时间内系统开发无法开展的，若甲方决定解除合同，则乙方应对因此给甲方造成的损失承担赔偿责任；
   If the system development isn’t completed within the time limit due to Party A, it shall undertake one thousandth of the contract payment as penalty for each day delay. In the event that the system development cannot be executed in allotted time due to Party B, Party B shall undertake the compensation liability on the loss to Party A caused thereby if Party A determines to terminate the contract;
4、甲方违反保密义务，造成系统资料、技术文件、商业秘密泄露、外传的，应承担违约责任，赔偿乙方因此而遭受的全部损失；
   If Party A breaks the confidential obligations, which causes the disclosure and publication of system materials, technical documents and business secrets, it shall undertake the responsibility of default and compensate for all loss Party B suffers therefrom;

5、未经双方协商许可，甲方将系统部分软件和资料提供给第三方或在第三方处使用该系统，通过相关法律程序认定甲方上述行为对乙方权益造成损害，甲方应承担由此而给乙方造成的全部损失。
   If Party A provides a portion of the system software and materials for any third party, or utilizes the system where any third party locates without consultation and consent of both parties, which results in damages to Party B through the recognition of relevant legal procedures, Party A shall undertake all losses to Party B caused thereby.
八、  争议解决

      Dispute Resolution
甲乙双方均应严格执行本合同，在履行过程中发生争议的，应友好协商解决。协商不成，任何一方均有权向合同履行地人民法院提起诉讼。
Both parties shall strictly implement the contract and resolve disputes that occur during the implementation process through friendly consultation. If disputes are not resolved following consultations, any Party has the right to institute legal proceedings to the people’s court where the contract is performed.
九、  附则

       Enclosure
    1、本合同自双方签字盖章之日正式生效。一式二份，双方各执一份，具有同等法律效力。
       This contract shall come into effect since the signature date of both parties. This contract shall be in duplicate and each party shall hold one copy. Both copies have the equal legal effect.

2、本合同未尽事宜以及在合同履行过程中发生需要补充的事项，经双方协商后签订补充协议。补充协议与本合同具有同等法律效力。
   For any unaccomplished matter and any additional matter during the contract implementation process, both parties shall sign a supplementary agreement through consultation. The supplementary agreement has the equal legal effect to the contract.

附件一：系统详细报价单
Enclosure I: System Detailed Price List

甲方：葫芦岛七彩蓝莎建筑装饰工程有限公司
Party A: Huludao Qicailansha Building Decoration Engineering LLC
授权代表：
Authorized Representative:

日期：     年   月   日
Date:

乙方：山西省长治县红山煤炭有限公司
Party B: Shanxi Changzhi Hongshan Coal LLC
授权代表：
Authorized Representative:

日期：     年   月   日
Date:

附件一：
Enclosure I:
系统详细报价单
System Detailed Price List
序号 No.	版块名称 Name of Plate	报价（单位：元人民币） Price (Unit: RMB Yuan)
1	Framework 1.1程序；控制面板；智能开停功能模块；管理工具模块；时钟校正功能模块；参数管理模块—修改计量单位界面、传感器编码、参数添加/修改界面 Framework 1.1 procedure, control panel, intelligent open & stop function module, management tool module, clock correction function module, parameters management module – modifying measure unit interface, sensor code, parameters addition/modification interface	100,000.00
2	Internet 信息服务(IIS)管理；Newpro程序；登陆界面；系统权限设置；管理员操作主界面 Internet information service (IIS) management, Newpro procedure, landing interface, permission system, administrator operation main interface	100,000.00
3	矿局用户系统操作主界面；矿区用户系统操作主界面；矿井用户系统操作主界面；数据报表模块—矿井日报表、报警日报表、报警月报表 System operation main interface of mine bureau users, system operation main interface of mine area users, system operation main interface of mine users, data report module – mine daily report, alarm daily report, alarm monthly report	100,000.00

4	实时监控模块；数据查询模块；图例查询模块；系统设置模块—矿井维护界面、矿区维护界面、矿局维护界面、用户管理界面、登陆日志界面、短信设置界面 Real-time monitoring module, data query module, illustration query module, system setup module – mine maintenance interface, mine area maintenance interface, main bureau maintenance, user administrative interface, landing log interface, message setup interface	100,000.00
5
图例报警统计模块—超限状态统计[矿局]、超限状态统计[矿区]、超限状态统计[矿井]、超限时长统计[矿局]、超限时长统计[矿区]、超限时长统计[矿井]、超限矿井统计[矿局]、超限矿井统计[矿区]、超限矿井统计[矿井]、报警年统计[矿局]、报警年统计[矿区]、报警年统计[矿井]、报警月统计[矿局]、报警月统计[矿区]、报警月统计[矿井]
Illustration alarm statistic module – overrun state statistics [mine bureau], overrun state statistics [mine area], overrun state statistics [mine], overrun duration statistics [mine bureau], overrun duration statistics [mine area], overrun duration statistics [mine], overrun mine statistics [mine bureau], overrun mine statistics [mine area], overrun mine statistics [mine], alarm annual statistics [mine bureau], alarm annual statistics [mine area], alarm annual statistics [mine], alarm monthly statistics [mine bureau], alarm monthly statistics [mine area], alarm monthly statistics [mine]
100,000.00

6	审核校验模块—矿井编号审核校验、传感器编码审核校验、传感器类别审核校验、传感器状态审核校验、传感器编号审核校验、计量单位审核校验 Review calibration module – mine number review calibration, sensor code review calibration, sensor classification review calibration, sensor state review calibration, sensor number review calibration, measure unit review calibration	100,000.00
7	在线帮助模块—操作手册、留言板、发表留言、超级管理登陆、留言板管理、新闻维护；系统新增功能支持模块 Online assistance module – operation manual, message board, message announcement, super management landings, message board management, releases maintenance, support module of new function system	100,000.00
8	系统测点定义功能模块；其它子模块 Measuring system definition function module, other submodules	100,000.00
总计 Total		800,000.00